Exhibit 1.4

Date and Time: November 17, 2020 04:00 PM Pacific Time

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3	2nd Floor - 940 Blanshard Street Victoria BC

www.corporateonline.gov.bc.ca	1 877 526-1526

Notice of Change of Directors

FORM 10

BUSINESS CORPORATIONS ACT

Section 127

Incorporation Number:	Name of Company:
BC0218266	STARCORE INTERNATIONAL MINES LTD.

Date of Change of Directors

November 17, 2020

Director(s) who have ceased to be Directors

Last Name, First Name, Middle Name:
Kent, Cory H.
Mailing Address:	Delivery Address:
1500 ROYAL CENTRE	1500 ROYAL CENTR
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
P.O. BOX 1117 VANCOUVER BC V6E 4N7 CANADA	P.O. BOX 1117 VANCOUVER BC V6E 4N7 CANADA

Last Name, First Name, Middle Name:
SUMANIK, KEN
Mailing Address:	Delivery Address:
6531 DAKOTA DR RICHMOND BC V7C4X5	6531 DAKOTA DR RICHMOND BC V7C4X5

Director(s) as at November 17, 2020

Last Name, First Name, Middle Name:
Arca, Gary
Mailing Address:	Delivery Address:
SUITE 750	SUITE 750
580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA	580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:
EADIE, ROBERT
Mailing Address:	Delivery Address:
SUITE 750	SUITE 750
580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA	580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:
ESTRA, JORDAN
Mailing Address:	Delivery Address:
5888 NORTH OCEAN BLVD OCEAN RIDGE FL 33435 UNITED STATES	5888 NORTH OCEAN BLVD OCEAN RIDGE FL 33435 UNITED STATES

Last Name, First Name, Middle Name:
Garcia, Salvador
Mailing Address:	Delivery Address:
SUITE 750, 580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA	SUITE 750, 580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:
TANYA, LUTZKE
Mailing Address:	Delivery Address:
SUITE 750, 580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA	SUITE 750, 580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:
VILLASENOR, FEDERICO
Mailing Address:	Delivery Address:
PANZACOLA 15 COYOACAN	PANZACOLA 15 COYOACAN
MEXICO, D.F. 04000 MEXICO	MEXICO, D.F. 04000 MEXICO